Exhibit 10.1

EXECUTION COPY

AMENDMENT No. 1 dated as of December 13, 2013 (this “Amendment”), to the Credit Agreement dated as of May 9, 2012 (the “Credit Agreement”), among ZIMMER HOLDINGS, INC., a Delaware corporation (the “Company”), ZIMMER K.K., a company organized under the laws of Japan, ZIMMER INVESTMENT LUXEMBOURG SARL., a company organized under the laws of Luxembourg, inclusive of its Winterthur Branch, the BORROWING SUBSIDIARIES (as defined therein), the LENDERS (as defined therein), JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “General Administrative Agent”), JPMORGAN CHASE BANK, N.A., TOKYO BRANCH, as administrative agent for the Japanese Lenders, and J.P. MORGAN EUROPE LIMITED, as administrative agent for the European Lenders.

A. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrowers.

B. The Borrowers have requested that the Credit Agreement be amended as set forth herein.

C. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement. Section 8.02(c) (Conditions to All Other Extensions of Credit) of the Credit Agreement is hereby amended by deleting therefrom the following phrase: “, in the case of a Borrowing the sole purpose of which is to refinance maturing commercial paper,”.

SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Company represents and warrants to each of the Lenders and each of the Administrative Agents that, after giving effect to this Amendment, (a) the representations and warranties set forth in the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date (as defined below) with the same force and effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date; and (b) no Default has occurred and is continuing.

SECTION 3. Effectiveness. This Amendment shall become effective as of the date set forth above on the date (the “Amendment Effective Date”) on which the General Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers and the Required Lenders.

SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agents or the Borrowers under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.

SECTION 5. Expenses. The Company agrees to reimburse the General Administrative Agent for the reasonable fees, disbursements and other charges of Cravath, Swaine & Moore LLP incurred in connection with this Amendment.

SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 3 of this Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

ZIMMER HOLDINGS, INC.,

by:	/s/ Chad F. Phipps
Name:	Chad F. Phipps
Title:	Senior Vice President,
General Counsel & Secretary

ZIMMER K.K.,

by:	/s/ Kazuya Ogawa
Name:	Kazuya Ogawa
Title:	President and Representative Director

ZIMMER INVESTMENT LUXEMBOURG SARL,

by:	/s/ Ruth von Wyl
Name:	Ruth von Wyl
Title:	Manager A

by:	/s/ Jitender Sahni
Name:	Jitender Sahni
Title:	Manager B

JPMORGAN CHASE BANK, N.A., individually and as General Administrative Agent,

by	/s/ Vanessa Chiu
Name:	Vanessa Chiu
Title:	Executive Director

JPMORGAN CHASE BANK, N.A., TOKYO BRANCH, as Japanese Administrative Agent,

by	/s/ Koji Yamashita
Name:	Koji Yamashita
Title:	Executive Director

J.P. MORGAN EUROPE LIMITED, as European Administrative Agent,

by	/s/ Steven Connolly
Name:	Steven Connolly
Title:	Vice President

COUNTERPART SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF DEC. 13, 2013, TO ZIMMER HOLDINGS, INC. CREDIT AGREEMENT

Lender:

by
Name:
Title:

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